                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                               -----------------------


                                       FORM 8-K

                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

            Date of Report (Date of earliest event report):  July 31, 1997


                  BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II




                                 BANK OF AMERICA, FSB
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               (EXACT NAME OF REGISTRANTS AS SPECIFIED IN ITS CHARTER)


                                    UNITED STATES
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                    (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                       333-3200
                                       --------
                               (COMMISSION FILE NUMBER)

                                      91-0221850
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                       (I.R.S. EMPLOYER IDENTIFICATION NUMBER)


                                555 CALIFORNIA STREET
                               SAN FRANCISCO, CA 94104
                                    (415) 622-2220
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      (ADDRESS AND TELEPHONE NUMBER OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


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Item 5.    Other Events

           (a)   Monthly Report

The following are filed herewith.  The exhibit numbers correspond with Item 601
(b) of Regulation S-K.

           Exhibit No.            Description

           20 Monthly Statements mailed to Certificateholders pursuant to the Pooling and Servicing Agreement by and between BankAmerica Housing Services, an unincorporated division of Bank of America, FSB, and The First National Bank of Chicago, as Trustee, dated as of July 31, 1997 (a copy of which agreement was filed by the registrant with the Commission on August 7, 1997 as an exhibit to a report on Form 8-K).


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION

                                  BANK OF AMERICA, FSB

                                  BY:    /s/     John W. Wheeler
                                      -----------------------------------------
                                                 John W. Wheeler*
                                  Dated:         September 16, 1997
                                                 San Diego, California


* Mr. Wheeler is president and Division Chief Executive Officer of Bank of America, FSB.